Exhibit 99.1

News Release

Contact:
William L. Prater	Will Fisackerly
Treasurer and	Senior Vice President and
Chief Financial Officer	Director of Corporate Finance
662/680-2536	662/680-2475

BancorpSouth Announces Third Quarter 2013 Earnings of

$24.9 Million or $0.26 per Diluted Share

TUPELO, Miss., October 21, 2013/PRNewswire — BancorpSouth, Inc. (NYSE: BXS) today announced financial results for the quarter and nine months ended September 30, 2013.

Highlights for the third quarter of 2013 included:

•	Net income of $24.9 million or $0.26 per diluted share.

•	BancorpSouth Capital Trust I redeemed all of its outstanding 8.15 percent trust preferred securities (“TRUPS”) on August 12, 2013, which is expected to result in an annual reduction of interest expense for the Company of $9.1 million, or $0.06 per share net of tax. The redemption resulted in a charge of $2.9 million, or $0.02 per share net of tax, related to the write-off of unamortized issuance costs.

•	Generated net loan growth of $94.4 million, or 4.3 percent annualized, which represents the second consecutive quarter of net loan growth.

•	The net interest margin increased to 3.45 percent from 3.36 percent for the second quarter of 2013, benefitting from the TRUPS redemption as well as net loan growth.

•	Meaningful progress in reducing noninterest expense. Specifically, salaries and employee benefits declined $4.8 million, or 6.1 percent, on a sequential-quarter basis.

•	Non-performing loans and leases (“NPLs”) declined $23.6 million, or 14.1 percent, compared to the second quarter of 2013, while non-performing assets (“NPAs”) decreased $35.2 million, or 13.7 percent, over the same period.

The Company reported net income of $24.9 million, or $0.26 per diluted share, for the third quarter of 2013 compared with net income of $23.8 million, or $0.25 per diluted share, for the third quarter of 2012 and net income of $20.8 million, or $0.22 per diluted share, for the second quarter of 2013. Additionally, the Company reported net income of $66.4 million, or $0.70 per diluted share, for the first nine months of 2013 compared to $67.3 million, or $0.72 per diluted share, for the first nine months of 2012.

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Box 789 • Tupelo, MS 38802-0789 • (662) 680-2000

BXS Announces Third Quarter Results

October 21, 2013

“Our results for the third quarter reflect improved profitability achieved through specific initiatives that were announced during the first half of the year as well as a continuing focus on growth and efficiency,” remarked Dan Rollins, Chief Executive Officer. “We are pleased to report net loan growth for the second consecutive quarter which, coupled with the redemption of the TRUPS, helped us achieve significant improvement in our net interest margin as well as growth in net interest income. We are also beginning to see the benefits of our effort to improve efficiency. Specifically, salaries and employee benefits expense declined meaningfully on a sequential-quarter basis as a result of the voluntary early retirement program as well as our effort to closely monitor headcount.

“Earnings for the quarter were impacted by two items that we consider to be non-routine,” commented Rollins. “The redemption of the TRUPS resulted in a pre-tax, non-cash charge of $2.9 million related to the write-off of unamortized issuance costs. Also, income tax expense included a benefit of $1.3 million associated with the favorable resolution of an uncertain tax position, thus lowering the effective tax rate for the quarter. Additionally, legal expense for the quarter included an increase of $2.8 million in the legal accrual for potential losses associated with certain ongoing legal matters, $1.8 million of which we consider to be related to matters outside the normal course of business.”

Rollins added, “We continue to be encouraged by trends in our credit quality, specifically the pace at which we are moving problem assets.” Earnings for the quarter reflected a provision for credit losses of $0.5 million, which was a decrease from $6.0 million for the third quarter of 2012 and $3.0 million for the second quarter of 2013. NPLs declined $23.6 million, or 14.1 percent, during the third quarter of 2013 to $144.3 million at September 30, 2013 compared with $167.9 million at June 30, 2013 and declined $103.0 million, or 41.6 percent, from $247.3 million at September 30, 2012. In addition, total NPAs declined $35.2 million, or 13.7 percent, to $221.2 million at September 30, 2013 compared with $256.4 million at June 30, 2013 and declined $154.4 million, or 41.1 percent, from $375.5 million at September 30, 2012. Net charge-offs were $7.6 million for the third quarter of 2013 compared with $4.6 million for the second quarter of 2013 and $12.8 million for the third quarter of 2012. Net charge-offs during the third quarter of 2013 included $3.4 million of charge-offs of loans which had been identified and reported as impaired and were reserved for in previous quarters.

Net Interest Revenue

Net interest revenue was $100.2 million for the third quarter of 2013, a decrease of 3.0 percent from $103.4 million for the third quarter of 2012 and an increase of 2.1 percent from $98.2 million for the second quarter of 2013. The fully taxable equivalent net interest margin was 3.45 percent for the third quarter of 2013 compared to 3.55 percent for the third quarter of 2012 and 3.36 percent for the second quarter of 2013. Yields on loans and leases declined to 4.55 percent for the third quarter of 2013 compared with 4.85 percent for the third quarter of 2012 and 4.62 percent for the second quarter of 2013, while yields on total interest earning assets declined to 3.85 percent for the third quarter of 2013 compared with 4.13 percent for the third quarter of

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BXS Announces Third Quarter Results

October 21, 2013

2012 and increased from 3.82 percent for the second quarter of 2013. The average cost of interest bearing liabilities declined to 0.53 percent for the third quarter of 2013 from 0.76 percent for the third quarter of 2012 and 0.61 percent for the second quarter of 2013.

Asset, Deposit and Loan Activity

Total assets were $12.9 billion at September 30, 2013 compared with $13.2 billion at September 30, 2012. Total deposits were $10.7 billion at September 30, 2013 compared with $11.0 billion at September 30, 2012. Loans and leases, net of unearned income, were $8.8 billion at September 30, 2013 compared with $8.7 billion at September 30, 2012.

The decrease in time deposits of $274.8 million, or 10.2 percent, at September 30, 2013 compared to September 30, 2012 was partially offset by significant growth in noninterest bearing demand deposits, which increased $105.3 million, or 4.2 percent, over the same period. Additionally, savings deposits increased $116.7 million, or 10.6 percent, while interest bearing demand deposits declined $203.9 million, or 4.3 percent, over the same period. As of September 30, 2013, $969.9 million of time deposits were scheduled to mature during the following two quarters at a weighted average rate of 0.92 percent.

Provision for Credit Losses and Allowance for Credit Losses

For the third quarter of 2013, the provision for credit losses was $0.5 million, compared with $6.0 million for the third quarter of 2012 and $3.0 million for the second quarter of 2013. Net charge-offs for the third quarter of 2013 were $7.6 million, compared with $12.8 million for the third quarter of 2012 and $4.6 million for the second quarter of 2013. Recoveries of previously charged-off loans were $4.3 million for the third quarter of 2013, compared with $6.1 million for the third quarter of 2012 and $7.7 million for the second quarter of 2013. Annualized net charge-offs were 0.35 percent of average loans and leases for the third quarter of 2013, compared with 0.59 percent for the third quarter of 2012 and 0.21 percent for the second quarter of 2013.

NPLs were $144.3 million, or 1.65 percent of net loans and leases, at September 30, 2013, compared with $247.3 million, or 2.85 percent of net loans and leases, at September 30, 2012, and $167.9 million, or 1.94 percent of net loans and leases, at June 30, 2013. The allowance for credit losses was $154.0 million, or 1.76 percent of net loans and leases, at September 30, 2013 compared with $169.0 million, or 1.95 percent of net loans and leases, at September 30, 2012 and $161.0 million, or 1.86 percent of net loans and leases, at June 30, 2013.

NPLs at September 30, 2013 consisted primarily of $121.4 million of nonaccrual loans, compared with $149.5 million of nonaccrual loans at June 30, 2013. Included in the reduction of nonaccrual loans during the third quarter of 2013 were payments received on nonaccrual loans of $27.7 million, compared with payments received on such loans of $27.5 million during the second quarter of 2013. NPLs at September 30, 2013 also included $1.5 million of loans 90 days or more past due and still accruing, compared with $1.4 million of such loans at June 30, 2013, and included restructured loans still accruing of $21.5 million at September 30, 2013, compared with $17.0 million of such loans at June 30, 2013. Early stage past due loans, representing loans 30-89 days past due, totaled $28.9 million at September 30, 2013 compared to $21.2 million at June 30, 2013.

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BXS Announces Third Quarter Results

October 21, 2013

At September 30, 2013, $12.4 million of NPLs were residential construction, acquisition and development (“CAD”) loans, $20.3 million were other CAD loans, $34.8 million were commercial real estate loans and $34.2 million were consumer mortgages. NPLs from all other loan types totaled $42.6 million at September 30, 2013. Included in nonaccrual loans at September 30, 2013 were $61.5 million of loans, or 50.6 percent of total nonaccrual loans, that were paying as agreed, compared with $72.4 million, or 48.4 percent of total nonaccrual loans, at June 30, 2013. These loans were generally placed on nonaccrual status because the collateral values were less than the outstanding balances, and because of uncertainty as to whether the borrowers possessed adequate liquidity or would be able to generate sufficient cash flow to satisfy the debt given the short-fall in collateral values. Such loans are generally deemed to be impaired, with a specific reserve established for the difference in the balance owed and the disposition value of the collateral.

Other real estate owned (“OREO”) decreased $11.6 million to $76.9 million during the third quarter of 2013 from $88.4 million at June 30, 2013. This net decrease reflected $9.5 million added through foreclosure, offset by sales of OREO of $19.3 million. Write-downs in the value of existing properties were $1.8 million for the third quarter of 2013 compared to $1.9 million for the second quarter of 2013. Sales of OREO during the third quarter of 2013 resulted in a net loss of $0.4 million compared to a net loss of $0.2 million for the second quarter of 2013. At September 30, 2013, OREO was carried at 45.6 percent of the aggregate loan balances at the time of foreclosure, compared with 43.9 percent at June 30, 2013.

Noninterest Revenue

Noninterest revenue was $62.5 million for the third quarter of 2013, compared with $70.4 million for the third quarter of 2012 and $76.1 million for the second quarter of 2013. These results included a negative mortgage servicing rights (“MSR”) valuation adjustment of $0.2 million for the third quarter of 2013 compared with a negative adjustment of $3.2 million for the third quarter of 2012 and a positive adjustment of $5.3 million for the second quarter of 2013.

Excluding the MSR valuation adjustments, net mortgage lending revenue was $5.4 million for the third quarter of 2013, compared with $16.8 million for the third quarter of 2012 and $12.6 million for the second quarter of 2013. Mortgage origination volume for the third quarter of 2013 was $341.9 million, compared with $607.9 million for the third quarter of 2012 and $435.0 million for the second quarter of 2013.

Credit and debit card fee revenue was $8.8 million for the third quarter of 2013, compared with $8.3 million for both the third quarter of 2012 and the second quarter of 2013. Service charge revenue was $13.7 million for the third quarter of 2013, compared with $14.2 million for the third quarter of 2012 and $12.8 million for the second quarter of 2013. Insurance commission revenue was $23.8 million for the third quarter of 2013, compared with $23.5 million for the third quarter of 2012 and $25.9 million for the second quarter of 2013.

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BXS Announces Third Quarter Results

October 21, 2013

Noninterest Expense

Noninterest expense for the third quarter of 2013 was $129.4 million, compared with $133.8 million for the third quarter of 2012 and $142.3 million for the second quarter of 2013. Noninterest expense for the third quarter included pre-tax charges of $2.9 million related to the write-off of unamortized issuance costs associated with the TRUPS and $2.8 million to increase the litigation accrual related to potential losses associated with various legal proceedings. Noninterest expense for the second quarter of 2013 included a pre-tax charge of $10.9 million related to additional benefits offered under the early retirement program. Salaries and employee benefits expense declined to $73.5 million for the third quarter of 2013 compared to $74.8 million for the third quarter of 2012 and $78.3 million for the second quarter of 2013. Foreclosed property expense was $3.3 million for the third quarter of 2013 compared with $8.8 million for the third quarter of 2012 and $3.2 million for the second quarter of 2013. Deposit insurance assessments were $3.3 million for the third quarter of 2013 compared to $4.0 million for the third quarter of 2012 and $2.9 million for the second quarter of 2013.

Capital Management

BancorpSouth remains a “well capitalized” financial holding company, as defined by federal regulations, with Tier 1 risk-based capital of 13.26 percent at September 30, 2013 and total risk based capital of 14.52 percent, compared with required minimum levels of 6 percent and 10 percent, respectively, for “well capitalized” classification. The Company’s equity capitalization consists of 100 percent common stock. BancorpSouth’s ratio of shareholders’ equity to assets was 11.46 percent at September 30, 2013, compared with 10.93 percent at September 30, 2012 and 11.04 percent at June 30, 2013. The ratio of tangible shareholders’ equity to tangible assets was 9.43 percent at September 30, 2013, compared with 8.91 percent at September 30, 2012 and 9.04 percent at June 30, 2013.

Summary

Rollins concluded, “We believe the financial results for the quarter reflect tangible benefits from the actions that we have taken and the focus that we have discussed both internally and externally over the last several months. We have been able to grow loans and grow net interest income for two consecutive quarters while continuing to reduce the residual problem assets at a reasonable pace. While we are not immune to the industry headwinds related to mortgage, we have also been able to continue to grow several of our noninterest revenue sources. Results for the quarter also reflect progress made in reducing expenses. Specifically, the results of the voluntary early retirement program and a diligent focus on managing headcount provided a meaningful reduction to the salaries and benefits expense line for the quarter. We believe that other actions that we continue to take daily with respect to other expense items will improve efficiency going forward.”

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BXS Announces Third Quarter Results

October 21, 2013

Conference Call

BancorpSouth will conduct a conference call to discuss its third quarter 2013 results on October 22, 2013, at 10:00 a.m. (Central Time). Investors may listen via the Internet by accessing BancorpSouth’s website at http://www.bancorpsouth.com. A replay of the conference call will be available at BancorpSouth’s website for at least two weeks following the call.

BancorpSouth, Inc. is a financial holding company headquartered in Tupelo, Mississippi, with $12.9 billion in assets. BancorpSouth Bank, a wholly-owned subsidiary of BancorpSouth, Inc., operates 292 commercial banking, mortgage, insurance, trust and broker/dealer locations in Alabama, Arkansas, Florida, Louisiana, Mississippi, Missouri, Tennessee and Texas, including an insurance location in Illinois.

Forward-Looking Statements

Certain statements contained in this news release may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward- looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “may,” “might,” “will,” “would,” “could” or “intend.” These forward-looking statements include, without limitation, statements relating to interest expense reduction related to the redemption of the TRUPS, the impact of cost-saving initiatives, our ability to improve efficiency, and our use of non-GAAP financial measures.

We caution you not to place undue reliance on the forward-looking statements contained in this news release in that actual results could differ materially from those indicated in such forward-looking statements because of a variety of factors. These factors may include, but are not limited to, conditions in the financial markets and economic conditions generally, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s other real estate owned, limitations on the Company’s ability to declare and pay dividends, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd Frank Act, and supervision of the Company’s operations, the short-term and long-term impact of changes to banking capital standards on the Company’s regulatory capital and liquidity, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic or environmental conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, the Company’s ability to adapt its products and services to evolving industry standards and consumer preferences, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third party vendors to perform, unfavorable ratings by rating agencies, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission.

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BXS Announces Third Quarter Results

October 21, 2013

BancorpSouth, Inc.

Selected Financial Information

(Dollars in thousands, except per share data)

(Unaudited)

	Quarter Ended 9/30/2013	Quarter Ended 6/30/2013	Quarter Ended 3/31/2013	Quarter Ended 12/31/2012	Quarter Ended 9/30/2012
Earnings Summary:
Interest revenue	$111,961	$112,009	$113,027	$117,095	$120,750
Interest expense	11,720	13,796	14,949	16,234	17,371

Net interest revenue	100,241	98,213	98,078	100,861	103,379
Provision for credit losses	500	3,000	4,000	6,000	6,000

Net interest revenue, after provision for credit losses	99,741	95,213	94,078	94,861	97,379
Noninterest revenue	62,514	76,109	71,318	70,901	70,420
Noninterest expense	129,397	142,251	135,371	143,219	133,788

Income before income taxes	32,858	29,071	30,025	22,543	34,011
Income tax expense	8,001	8,316	9,220	5,563	10,186

Net income	$24,857	$20,755	$20,805	$16,980	$23,825

Balance Sheet - Period End Balances
Total assets	$12,916,153	$13,217,705	$13,393,135	$13,397,198	$13,235,737
Total earning assets	11,765,785	11,961,836	12,263,743	12,179,958	12,050,190
Total securities	2,554,156	2,644,939	2,607,176	2,434,032	2,483,606
Loans and leases, net of unearned income	8,773,115	8,678,714	8,581,538	8,636,989	8,679,969
Allowance for credit losses	153,974	161,047	162,601	164,466	169,019
Total deposits	10,717,946	10,961,618	11,164,926	11,088,146	10,974,640
Long-term debt	83,500	33,500	33,500	33,500	33,500
Total shareholders’ equity	1,480,611	1,459,793	1,465,180	1,449,052	1,446,703

Balance Sheet - Average Balances
Total assets	$12,928,505	$13,146,040	$13,249,374	$13,143,193	$13,019,016
Total earning assets	11,846,790	12,060,189	12,154,624	12,045,432	11,924,778
Total securities	2,598,786	2,616,274	2,520,414	2,454,031	2,481,201
Loans and leases, net of unearned income	8,682,966	8,588,673	8,580,329	8,635,139	8,716,646
Total deposits	10,745,945	10,938,489	11,090,989	10,938,246	10,856,524
Long-term debt	62,848	33,500	33,500	33,500	33,500
Total shareholders’ equity	1,474,047	1,475,211	1,462,140	1,454,417	1,432,157

Nonperforming Assets:
Non-accrual loans and leases	$121,353	$149,542	$188,190	$207,241	$219,738
Loans and leases 90+ days past due, still accruing	1,479	1,440	1,125	1,210	1,442
Restructured loans and leases, still accruing	21,502	16,953	17,702	25,099	26,147

Non-performing loans (NPLs)	144,334	167,935	207,017	233,550	247,327

Other real estate owned	76,853	88,438	96,314	103,248	128,211

Non-performing assets (NPAs)	$221,187	$256,373	$303,331	$336,798	$375,538

Financial Ratios and Other Data:
Return on average assets	0.76%	0.63%	0.64%	0.51%	0.73%
Return on average shareholders’ equity	6.69%	5.64%	5.77%	4.64%	6.62%
Return on tangible equity	8.29%	7.12%	7.19%	5.84%	8.22%
Pre-tax pre-provision return on average assets	1.02%	0.98%	1.04%	0.86%	1.22%
Non-interest income to average assets	1.92%	2.32%	2.18%	2.15%	2.15%
Non-interest expense to average assets	3.97%	4.34%	4.14%	4.34%	4.09%
Net interest margin-fully taxable equivalent	3.45%	3.36%	3.37%	3.44%	3.55%
Net interest rate spread	3.32%	3.21%	3.21%	3.26%	3.37%
Efficiency ratio (tax equivalent)	78.11%	80.25%	78.55%	81.93%	75.65%
Loan/Deposit ratio	81.85%	79.17%	76.86%	77.89%	79.09%
Price to earnings mult (avg)	22.66	20.34	18.74	16.16	16.75
Market value to book value	128.22%	115.42%	105.88%	94.87%	96.22%
Market value to book value (avg)	126.22%	107.59%	98.61%	90.83%	96.35%
Headcount FTE	3,994	4,077	4,229	4,249	4,237

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BXS Announces Third Quarter Results

October 21, 2013

BancorpSouth, Inc.

Selected Financial Information

(Dollars in thousands, except per share data)

(Unaudited)

	Quarter Ended 9/30/2013	Quarter Ended 6/30/2013	Quarter Ended 3/31/2013	Quarter Ended 12/31/2012	Quarter Ended 9/30/2012
Credit Quality Ratios:
Net charge-offs to average loans and leases (annualized)	0.35%	0.21%	0.27%	0.49%	0.59%
Provision for credit losses to average loans and leases (annualized)	0.02%	0.14%	0.19%	0.28%	0.28%
Allowance for credit losses to net loans and leases	1.76%	1.86%	1.89%	1.90%	1.95%
Allowance for credit losses to non-performing loans and leases	106.68%	95.90%	78.54%	70.42%	68.34%
Allowance for credit losses to non-performing assets	69.61%	62.82%	53.61%	48.83%	45.01%
Non-performing loans and leases to net loans and leases	1.65%	1.94%	2.41%	2.70%	2.85%
Non-performing assets to net loans and leases	2.52%	2.95%	3.53%	3.90%	4.33%

Equity Ratios:
Total shareholders’ equity to total assets	11.46%	11.04%	10.94%	10.82%	10.93%
Tangible shareholders’ equity to tangible assets	9.43%	9.04%	8.96%	8.83%	8.91%

Capital Adequacy:
Tier 1 capital	13.26%	14.21%	14.06%	13.77%	13.55%
Total capital	14.52%	15.47%	15.31%	15.03%	14.81%
Tier 1 leverage capital	9.93%	10.58%	10.33%	10.25%	10.21%
Estimated for current quarter

Common Share Data:
Basic earnings per share	$0.26	$0.22	$0.22	$0.18	$0.25
Diluted earnings per share	0.26	0.22	0.22	0.18	0.25
Cash dividends per share	0.05	0.01	0.01	0.01	0.01
Book value per share	15.55	15.34	15.39	15.33	15.32
Tangible book value per share	12.50	12.28	12.33	12.23	12.22
Market value per share (last)	19.94	17.70	16.30	14.54	14.74
Market value per share (high)	20.77	18.06	16.52	15.00	15.69
Market value per share (low)	17.76	14.72	14.14	12.55	13.81
Market value per share (avg)	19.63	16.50	15.18	13.92	14.76
Dividend payout ratio	19.15%	4.59%	4.55%	5.57%	3.96%
Total shares outstanding	95,211,602	95,190,797	95,174,441	94,549,867	94,440,710
Average shares outstanding - basic	95,201,238	95,177,167	94,595,897	94,496,341	94,438,433
Average shares outstanding - diluted	95,519,318	95,405,965	94,756,356	94,616,383	94,528,948

Yield/Rate:
(Taxable equivalent basis)
Loans, loans held for sale, and leases net of unearned income	4.55%	4.62%	4.70%	4.76%	4.85%
Available-for-sale securities:
Taxable	1.50%	1.55%	1.70%	1.76%	1.86%
Tax-exempt	5.61%	5.47%	5.53%	5.42%	5.48%
Short-term investments	0.25%	0.25%	0.25%	0.25%	0.26%
Total interest earning assets and revenue	3.85%	3.82%	3.87%	3.97%	4.13%
Deposits:
Demand - interest bearing	0.18%	0.21%	0.26%	0.30%	0.33%
Savings	0.12%	0.14%	0.18%	0.22%	0.25%
Other time	1.18%	1.23%	1.27%	1.32%	1.38%
Short-term borrowings	0.07%	0.07%	0.07%	0.07%	0.09%
Junior subordinated debt	6.57%	7.16%	7.23%	7.12%	7.13%
Long-term debt	3.19%	4.18%	4.21%	4.14%	4.14%
Total interest bearing liabilities and expense	0.53%	0.61%	0.66%	0.71%	0.76%
Interest bearing liabilities to interest earning assets	74.15%	74.70%	75.54%	75.15%	76.41%
Net interest tax equivalent adjustment	$2,905	$2,931	$2,939	$3,162	$3,167

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BXS Announces Third Quarter Results

October 21, 2013

BancorpSouth, Inc.

Consolidated Balance Sheets

(Unaudited)

	Sep-13	Jun-13	Mar-13	Dec-12	Sep-12
	(Dollars in thousands)
Assets
Cash and due from banks	$199,464	$268,647	$147,947	$223,814	$176,529
Interest bearing deposits with other banks	361,401	526,608	969,506	979,800	757,207
Available-for-sale securities, at fair value	2,554,156	2,644,939	2,607,176	2,434,032	2,483,606
Loans and leases	8,806,392	8,711,023	8,614,791	8,672,752	8,716,715
Less: Unearned income	33,277	32,309	33,253	35,763	36,746
Allowance for credit losses	153,974	161,047	162,601	164,466	169,019

Net loans and leases	8,619,141	8,517,667	8,418,937	8,472,523	8,510,950
Loans held for sale	77,114	111,574	105,523	129,138	129,408
Premises and equipment, net	314,441	313,079	313,980	319,456	321,068
Accrued interest receivable	43,034	41,425	44,696	44,356	48,314
Goodwill	275,173	275,173	275,173	275,173	275,173
Bank owned life insurance	236,969	235,015	233,007	231,120	203,798
Other real estate owned	76,853	88,438	96,314	103,248	128,211
Other assets	158,407	195,140	180,876	184,538	201,473

Total Assets	$12,916,153	$13,217,705	$13,393,135	$13,397,198	$13,235,737

Liabilities
Deposits:
Demand: Noninterest bearing	$2,597,762	$2,610,768	$2,582,859	$2,545,169	$2,492,508
Interest bearing	4,493,359	4,667,041	4,840,330	4,799,496	4,697,260
Savings	1,220,227	1,210,497	1,212,736	1,145,785	1,103,490
Other time	2,406,598	2,473,312	2,529,001	2,597,696	2,681,382

Total deposits	10,717,946	10,961,618	11,164,926	11,088,146	10,974,640
Federal funds purchased and securities sold under agreement to repurchase	418,623	382,871	353,742	414,611	377,676
Accrued interest payable	5,156	5,230	5,519	6,140	6,759
Junior subordinated debt securities	31,446	160,312	160,312	160,312	160,312
Long-term debt	83,500	33,500	33,500	33,500	33,500
Other liabilities	178,871	214,381	209,956	245,437	236,147

Total Liabilities	11,435,542	11,757,912	11,927,955	11,948,146	11,789,034
Shareholders’ Equity
Common stock	238,029	237,976	237,936	236,375	236,102
Capital surplus	312,798	312,074	311,091	311,909	311,271
Accumulated other comprehensive (loss) income	(39,389)	(39,333)	(13,120)	(8,646)	5,952
Retained earnings	969,173	949,076	929,273	909,414	893,378

Total Shareholders’ Equity	1,480,611	1,459,793	1,465,180	1,449,052	1,446,703

Total Liabilities & Shareholders’ Equity	$12,916,153	$13,217,705	$13,393,135	$13,397,198	$13,235,737

-MORE-

BXS Announces Third Quarter Results

October 21, 2013

BancorpSouth, Inc.

Consolidated Average Balance Sheets

(Unaudited)

	Sep-13	Jun-13	Mar-13	Dec-12	Sep-12
	(Dollars in thousands)
Assets
Cash and due from banks	$163,322	$160,615	$169,259	$164,801	$152,228
Interest bearing deposits with other banks	487,075	765,729	963,600	849,710	605,270
Available-for-sale securities, at fair value	2,598,786	2,616,274	2,520,414	2,454,031	2,481,201
Federal funds sold and securities purchased under agreement to resell	—	—	—	—	2,717
Loans and leases	8,715,894	8,621,849	8,615,503	8,671,559	8,755,094
Less: Unearned income	32,928	33,176	35,174	36,420	38,448
Allowance for credit losses	160,609	163,252	166,210	170,081	179,283

Net loans and leases	8,522,357	8,425,421	8,414,119	8,465,058	8,537,363
Loans held for sale	77,964	89,513	90,281	106,552	118,944
Premises and equipment, net	312,724	313,147	316,672	320,439	320,234
Accrued interest receivable	39,354	39,317	40,806	43,144	44,789
Goodwill	275,173	275,173	275,173	275,173	273,867
Bank owned life insurance	235,708	233,670	231,814	208,504	203,151
Other real estate owned	86,545	91,505	97,336	119,852	134,384
Other assets	129,497	135,676	129,900	135,929	144,868

Total Assets	$12,928,505	$13,146,040	$13,249,374	$13,143,193	$13,019,016

Liabilities
Deposits:
Demand: Noninterest bearing	$2,551,812	$2,522,577	$2,463,436	$2,482,168	$2,328,948
Interest bearing	4,530,219	4,707,277	4,891,412	4,703,500	4,704,896
Savings	1,216,599	1,208,454	1,173,603	1,117,297	1,092,802
Other time	2,447,315	2,500,181	2,562,538	2,635,281	2,729,878

Total deposits	10,745,945	10,938,489	11,090,989	10,938,246	10,856,524
Federal funds purchased and securities sold under agreement to repurchase	441,807	399,789	360,178	401,968	388,817
Short-term Federal Home Loan Bank borrowings and other short-term borrowing	—	—	—	—	1,223
Accrued interest payable	5,391	5,481	7,026	7,613	8,404
Junior subordinated debt securities	86,074	160,312	160,312	160,312	160,312
Long-term debt	62,848	33,500	33,500	33,500	33,500
Other liabilities	112,393	133,258	135,229	147,137	138,079

Total Liabilities	11,454,458	11,670,829	11,787,234	11,688,776	11,586,859
Shareholders’ Equity
Common stock	237,997	237,956	236,922	236,197	236,095
Capital surplus	312,349	311,480	311,603	311,540	310,642
Accumulated other comprehensive (loss) income	(43,695)	(15,277)	(10,313)	1,260	2,900
Retained earnings	967,396	941,052	923,928	905,420	882,520

Total Shareholders’ Equity	1,474,047	1,475,211	1,462,140	1,454,417	1,432,157

Total Liabilities & Shareholders’ Equity	$12,928,505	$13,146,040	$13,249,374	$13,143,193	$13,019,016

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BXS Announces Third Quarter Results

October 21, 2013

BancorpSouth, Inc.

Consolidated Condensed Statements of Income

(Dollars in thousands, except per share data)

(Unaudited)

	Quarter Ended					Year To Date
	Sep-13	Jun-13	Mar-13	Dec-12	Sep-12	Sep-13	Sep-12
INTEREST REVENUE:
Loans and leases	$98,836	$98,524	$99,092	$102,925	$105,937	$296,452	$322,686
Deposits with other banks	310	483	602	529	399	1,395	1,182
Federal funds sold and securities purchased under agreement to resell	—	—	—	—	2	—	3
Available-for-sale securities:
Taxable	8,218	8,405	8,700	8,729	9,329	25,323	30,679
Tax-exempt	3,866	3,911	3,960	4,083	4,109	11,737	12,575
Loans held for sale	731	686	673	829	974	2,090	2,204

Total interest revenue	111,961	112,009	113,027	117,095	120,750	336,997	369,329

INTEREST EXPENSE:
Interest bearing demand	2,061	2,423	3,125	3,588	3,889	7,609	12,523
Savings	383	422	513	606	686	1,318	2,091
Other time	7,271	7,671	8,041	8,749	9,482	22,983	31,048
Federal funds purchased and securities sold under agreement to repurchase	80	70	63	72	73	213	202
FHLB borrowings	350	349	348	349	364	1,047	1,097
Junior subordinated debt	1,424	2,860	2,857	2,869	2,875	7,141	8,633
Other	151	1	2	1	2	154	5

Total interest expense	11,720	13,796	14,949	16,234	17,371	40,465	55,599

Net interest revenue	100,241	98,213	98,078	100,861	103,379	296,532	313,730
Provision for credit losses	500	3,000	4,000	6,000	6,000	7,500	22,000

Net interest revenue, after provision for credit losses	99,741	95,213	94,078	94,861	97,379	289,032	291,730

NONINTEREST REVENUE:
Mortgage lending	5,134	17,892	12,346	17,188	13,549	35,372	39,731
Credit card, debit card and merchant fees	8,834	8,324	7,523	8,125	8,270	24,681	23,580
Deposit service charges	13,679	12,824	12,832	13,875	14,189	39,335	43,002
Trust income	3,332	3,192	3,210	3,391	3,101	9,734	8,522
Security (losses) gains, net	(5)	3	19	152	39	17	290
Insurance commissions	23,800	25,862	26,641	20,502	23,519	76,303	69,636
Other	7,740	8,012	8,747	7,668	7,753	24,499	24,487

Total noninterest revenue	62,514	76,109	71,318	70,901	70,420	209,941	209,248

NONINTEREST EXPENSE:
Salaries and employee benefits	73,532	78,284	79,414	77,203	74,829	231,230	227,421
Occupancy, net of rental income	10,360	10,577	10,237	10,643	10,944	31,174	31,497
Equipment	4,555	4,585	4,948	5,309	5,083	14,088	15,540
Deposit insurance assessments	3,325	2,939	2,804	3,103	3,998	9,068	13,375
Voluntary early retirement expense	—	10,850	—	—	—	10,850	—
Write-off and amortization of bond issue cost	2,907	38	38	38	38	2,983	114
Other	34,718	34,978	37,930	46,923	38,896	107,626	118,027

Total noninterest expenses	129,397	142,251	135,371	143,219	133,788	407,019	405,974

Income before income taxes	32,858	29,071	30,025	22,543	34,011	91,954	95,004
Income tax expense	8,001	8,316	9,220	5,563	10,186	25,537	27,689

Net income	$24,857	$20,755	$20,805	$16,980	$23,825	$66,417	$67,315

Net income per share: Basic	$0.26	$0.22	$0.22	$0.18	$0.25	$0.70	$0.72

Diluted	$0.26	$0.22	$0.22	$0.18	$0.25	$0.70	$0.72

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BXS Announces Third Quarter Results

October 21, 2013

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Sep-13	Jun-13	Mar-13	Dec-12	Sep-12
LOAN AND LEASE PORTFOLIO:
Commercial and industrial	$1,503,809	$1,552,762	$1,480,916	$1,476,611	$1,462,719
Real estate
Consumer mortgages	1,931,171	1,880,338	1,871,312	1,873,875	1,888,783
Home equity	490,361	482,068	482,398	486,074	492,833
Agricultural	234,547	237,914	249,467	256,196	257,733
Commercial and industrial-owner occupied	1,422,077	1,375,711	1,334,974	1,333,103	1,309,631
Construction, acquisition and development	723,609	709,499	728,092	735,808	823,692
Commercial real estate	1,795,352	1,754,841	1,739,533	1,748,881	1,738,516
Credit cards	105,112	103,251	98,803	104,884	101,405
All other	567,077	582,330	596,043	621,557	604,657

Total loans	$8,773,115	$8,678,714	$8,581,538	$8,636,989	$8,679,969

ALLOWANCE FOR CREDIT LOSSES:
Balance, beginning of period	$161,047	$162,601	$164,466	$169,019	$175,847

Loans and leases charged off:
Commercial and industrial	(889)	(1,008)	(1,938)	(2,174)	(4,334)
Real estate
Consumer mortgages	(2,996)	(3,114)	(1,614)	(3,789)	(2,299)
Home equity	(379)	(201)	(602)	(1,064)	(270)
Agricultural	(169)	(327)	(2)	(456)	(302)
Commercial and industrial-owner occupied	(1,684)	(830)	(300)	(1,421)	(994)
Construction, acquisition and development	(1,727)	(2,036)	(1,198)	(5,286)	(6,845)
Commercial real estate	(2,441)	(3,720)	(3,141)	(4,026)	(2,633)
Credit cards	(750)	(557)	(450)	(531)	(540)
All other	(837)	(462)	(492)	(977)	(731)

Total loans charged off	(11,872)	(12,255)	(9,737)	(19,724)	(18,948)

Recoveries:
Commercial and industrial	820	747	589	3,507	1,007
Real estate
Consumer mortgages	1,516	708	1,108	819	256
Home equity	66	184	260	66	37
Agricultural	48	120	13	10	53
Commercial and industrial-owner occupied	297	1,439	254	561	270
Construction, acquisition and development	953	360	886	1,621	2,676
Commercial real estate	221	3,634	339	2,208	1,443
Credit cards	164	184	148	144	144
All other	214	325	275	235	234

Total recoveries	4,299	7,701	3,872	9,171	6,120

Net charge-offs	(7,573)	(4,554)	(5,865)	(10,553)	(12,828)

Provision charged to operating expense	500	3,000	4,000	6,000	6,000

Balance, end of period	$153,974	$161,047	$162,601	$164,466	$169,019

Average loans for period	$8,682,966	$8,588,673	$8,580,329	$8,635,139	$8,716,646

Ratio:
Net charge-offs to average loans (annualized)	0.35%	0.21%	0.27%	0.49%	0.59%

-MORE-

BXS Announces Third Quarter Results

October 21, 2013

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Sep-13	Jun-13	Mar-13	Dec-12	Sep-12
NON-PERFORMING ASSETS
NON-PERFORMING LOANS AND LEASES:
Nonaccrual Loans and Leases
Commercial and industrial	$5,498	$6,225	$7,009	$9,311	$8,674
Real estate
Consumer mortgages	30,569	34,226	39,012	36,133	35,599
Home equity	3,287	3,862	4,272	3,497	3,471
Agricultural	4,086	5,007	6,667	7,587	7,190
Commercial and industrial-owner occupied	18,138	17,084	20,719	20,910	27,059
Construction, acquisition and development	26,127	39,315	51,728	66,635	92,351
Commercial real estate	31,468	40,940	55,318	57,656	40,514
Credit cards	196	398	418	415	465
All other	1,984	2,485	3,047	5,097	4,415

Total nonaccrual loans and leases	$121,353	$149,542	$188,190	$207,241	$219,738

Loans and Leases 90+ Days Past Due, Still Accruing:
Commercial and industrial	$15	$—	$22	$414	$45
Real estate
Consumer mortgages	1,178	1,107	842	512	1,027
Home equity	—	—	—	—	—
Agricultural	—	—	—	10	—
Commercial and industrial-owner occupied	—	—	—	19	119
Construction, acquisition and development	—	—	—	—	—
Commercial real estate	—	120	—	—	—
Credit cards	263	213	261	228	236
All other	23	—	—	27	15

Total loans and leases 90+ days past due, still accruing	1,479	1,440	1,125	1,210	1,442

Restructured Loans and Leases, Still Accruing	21,502	16,953	17,702	25,099	26,147

Total non-performing loans and leases	144,334	167,935	207,017	233,550	247,327

OTHER REAL ESTATE OWNED:	76,853	88,438	96,314	103,248	128,211

Total Non-performing Assets	$221,187	$256,373	$303,331	$336,798	$375,538

Additions to Nonaccrual Loans and Leases During the Quarter	$21,182	$21,890	$22,294	$44,674	$28,918

Loans and Leases 30-89 Days Past Due, Still Accruing:
Commercial and industrial	$1,909	$1,517	$1,764	$3,080	$6,065
Real estate
Consumer mortgages	10,914	11,887	11,720	13,403	14,745
Home equity	1,278	1,315	1,567	1,272	1,766
Agricultural	761	569	757	306	977
Commercial and industrial-owner occupied	1,995	1,323	956	3,498	4,859
Construction, acquisition and development	3,920	1,835	4,292	2,303	8,528
Commercial real estate	5,818	535	1,331	1,176	3,210
Credit cards	688	668	544	777	734
All other	1,634	1,591	1,473	2,422	2,861

Total Loans and Leases 30-89 days past due, still accruing	$28,917	$21,240	$24,404	$28,237	$43,745

Credit Quality Ratios:
Provision for credit losses to average loans and leases (annualized)	0.02%	0.14%	0.19%	0.28%	0.28%
Allowance for credit losses to net loans and leases	1.76%	1.86%	1.89%	1.90%	1.95%
Allowance for credit losses to non-performing assets	69.61%	62.82%	53.61%	48.83%	45.01%
Allowance for credit losses to non-performing loans and leases	106.68%	95.90%	78.54%	70.42%	68.34%
Non-performing loans and leases to net loans and leases	1.65%	1.94%	2.41%	2.70%	2.85%
Non-performing assets to net loans and leases	2.52%	2.95%	3.53%	3.90%	4.33%

-MORE-

BXS Announces Third Quarter Results

October 21, 2013

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Sep-13	Jun-13	Mar-13	Dec-12	Sep-12
REAL ESTATE CONSTRUCTION, ACQUISITION AND DEVELOPMENT (“CAD”) PORTFOLIO:
Outstanding Balance
Multi-family construction	$7,974	$8,902	$8,182	$6,542	$4,546
One-to-four family construction	203,988	202,603	193,032	177,392	189,561
Recreation and all other loans	41,762	42,132	42,909	44,840	62,888
Commercial construction	139,041	117,901	111,702	114,099	126,296
Commercial acquisition and development	136,206	136,174	154,997	161,546	177,887
Residential acquisition and development	194,638	201,787	217,270	231,389	262,514

Total outstanding balance	$723,609	$709,499	$728,092	$735,808	$823,692

Nonaccrual CAD Loans
Multi-family construction	$—	$—	$—	$—	$—
One-to-four family construction	3,249	6,193	8,154	10,609	14,171
Recreation and all other loans	782	800	978	1,160	1,166
Commercial construction	1,686	2,765	3,381	5,889	6,991
Commercial acquisition and development	11,150	14,225	14,240	17,337	21,408
Residential acquisition and development	9,260	15,332	24,975	31,640	48,615

Total nonaccrual CAD loans	26,127	39,315	51,728	66,635	92,351

CAD Loans 90+ Days Past Due, Still Accruing:
Multi-family construction	—	—	—	—	—
One-to-four family construction	—	—	—	—	—
Recreation and all other loans	—	—	—	—	—
Commercial construction	—	—	—	—	—
Commercial acquisition and development	—	—	—	—	—
Residential acquisition and development	—	—	—	—	—

Total CAD loans 90+ days past due, still accruing	—	—	—	—	—

Restructured CAD Loans, Still Accruing
Multi-family construction	—	—	—	—	—
One-to-four family construction	1,028	867	—	781	787
Recreation and all other loans	15	15	17	17	20
Commercial construction	348	351	—	—	—
Commercial acquisition and development	2,010	2,030	2,047	458	133
Residential acquisition and development	3,162	3,458	5,148	4,107	4,149

Total restructured CAD loans, still accruing	6,563	6,721	7,212	5,363	5,089

Total Non-performing CAD loans	$32,690	$46,036	$58,940	$71,998	$97,440

CAD NPL as a % of Outstanding CAD Balance
Multi-family construction	—	—	—	—	—
One-to-four family construction	2.1%	3.5%	4.2%	6.4%	7.9%
Recreation and all other loans	1.9%	1.9%	2.3%	2.6%	1.9%
Commercial construction	1.5%	2.6%	3.0%	5.2%	5.5%
Commercial acquisition and development	9.7%	11.9%	10.5%	11.0%	12.1%
Residential acquisition and development	6.4%	9.3%	13.9%	15.4%	20.1%
Total CAD NPL as a % of outstanding CAD balance	4.5%	6.5%	8.1%	9.8%	11.8%

-MORE-

BXS Announces Third Quarter Results

October 21, 2013

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	September 30, 2013
	Pass	Special Mention	Substandard	Doubtful	Loss	Impaired	Total
LOAN PORTFOLIO BY INTERNALLY ASSIGNED GRADE:
Commercial and industrial	$1,461,578	$7,774	$31,596	$—	$—	$2,861	$1,503,809
Real estate
Consumer mortgages	1,794,492	22,114	103,987	918	—	9,660	1,931,171
Home equity	471,418	2,569	15,069	—	—	1,305	490,361
Agricultural	210,065	3,044	17,816	—	—	3,622	234,547
Commercial and industrial-owner occupied	1,343,131	12,632	52,992	475	105	12,742	1,422,077
Construction, acquisition and development	637,448	8,450	53,498	1,027	—	23,186	723,609
Commercial real estate	1,668,562	17,266	83,226	412	—	25,886	1,795,352
Credit cards	105,112	—	—	—	—	—	105,112
All other	548,402	4,497	13,695	—	—	483	567,077

Total loans	$8,240,208	$78,346	$371,879	$2,832	$105	$79,745	$8,773,115

	June 30, 2013
	Pass	Special Mention	Substandard	Doubtful	Loss	Impaired	Total
LOAN PORTFOLIO BY INTERNALLY ASSIGNED GRADE:
Commercial and industrial	$1,504,523	$14,918	$29,648	$531	$—	$3,142	$1,552,762
Real estate
Consumer mortgages	1,701,566	40,526	121,497	2,979	134	13,636	1,880,338
Home equity	458,379	5,391	15,752	698	68	1,780	482,068
Agricultural	210,989	9,568	13,599	—	—	3,758	237,914
Commercial and industrial-owner occupied	1,275,037	28,413	59,568	222	—	12,471	1,375,711
Construction, acquisition and development	594,175	28,727	51,041	1,025	—	34,531	709,499
Commercial real estate	1,537,671	63,791	117,579	245	30	35,525	1,754,841
Credit cards	103,251	—	—	—	—	—	103,251
All other	566,554	5,613	8,991	523	—	649	582,330

Total loans	$7,952,145	$196,947	$417,675	$6,223	$232	$105,492	$8,678,714

-MORE-

BXS Announces Third Quarter Results

October 21, 2013

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	As of
	Sep-13	Jun-13	Mar-13	Dec-12	Sep-12

Unpaid principal balance of impaired loans	$106,955	$144,408	$183,440	$206,072	$225,581
Cumulative charge-offs on impaired loans	27,210	38,916	45,649	49,344	49,442

Impaired nonaccrual loan and lease outstanding balance	79,745	105,492	137,791	156,728	176,139

Other non-accrual loans and leases not impaired	41,608	44,050	50,399	50,513	43,599

Total non-accrual loans and leases	$121,353	$149,542	$188,190	$207,241	$219,738

Allowance for impaired loans	3,843	7,965	11,658	10,541	18,205

Nonaccrual loans and leases, net of specific reserves	$117,510	$141,577	$176,532	$196,700	$201,533

Loans and leases 90+ days past due, still accruing	$1,479	$1,440	$1,125	$1,210	$1,442
Restructured loans and leases, still accruing	21,502	16,953	17,702	25,099	26,147

Total non-performing loans and leases	$144,334	$167,935	$207,017	$233,550	$247,327

Allowance for impaired loans	$3,843	$7,965	$11,658	$10,541	$18,205
Allowance for all other loans and leases	150,131	153,082	150,943	153,925	150,814

Total allowance for credit losses	$153,974	$161,047	$162,601	$164,466	$169,019

Outstanding balance of impaired loans	$79,745	$105,492	$137,791	$156,728	$176,139
Allowance for impaired loans	3,843	7,965	11,658	10,541	18,205

Net book value of impaired loans	$75,902	$97,527	$126,133	$146,187	$157,934

Net book value of impaired loans as a % of unpaid principal balance	71%	68%	69%	71%	70%

Coverage of other non-accrual loans and leases not impaired by the allowance for all other loans and leases	361%	348%	299%	305%	346%

Coverage of non-performing loans and leases not impaired by the allowance for all other loans and leases	232%	245%	218%	200%	212%

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BXS Announces Third Quarter Results

October 21, 2013

BancorpSouth, Inc.

Geographical Information

(Dollars in thousands)

(Unaudited)

	September 30, 2013
	Alabama and Florida Panhandle	Arkansas*	Mississippi*	Missouri	Greater Memphis Area	Tennessee*	Texas and Louisiana	Corporate Banking and Other	Total
LOAN AND LEASE PORTFOLIO:
Commercial and industrial	$82,158	$167,672	$280,961	$30,080	$22,350	$81,512	$258,600	$580,476	$1,503,809
Real estate
Consumer mortgages	119,583	254,133	696,396	61,622	97,748	156,788	484,890	60,011	1,931,171
Home equity	64,712	39,351	164,095	21,443	67,668	68,951	61,879	2,262	490,361
Agricultural	8,570	74,355	55,503	3,918	15,212	11,869	60,186	4,934	234,547
Commercial and industrial-owner occupied	165,153	174,315	471,711	60,402	96,102	86,582	277,303	90,509	1,422,077
Construction, acquisition and development	91,974	67,271	185,174	26,834	79,615	104,400	135,489	32,852	723,609
Commercial real estate	264,623	303,769	276,522	195,627	101,268	96,988	408,417	148,138	1,795,352
Credit cards	—	—	—	—	—	—	—	105,112	105,112
All other	35,094	60,041	154,391	2,661	48,839	40,976	88,651	136,424	567,077

Total loans	$831,867	$1,140,907	$2,284,753	$402,587	$528,802	$648,066	$1,775,415	$1,160,718	$8,773,115

CAD PORTFOLIO:
Multi-family construction	$—	$—	$7	$289	$—	$5,868	$1,810	$—	$7,974
One-to-four family construction	36,741	12,792	46,771	6,940	10,185	56,562	33,248	749	203,988
Recreation and all other loans	1,421	8,097	12,528	653	4,681	807	13,575	—	41,762
Commercial construction	14,633	16,855	26,767	4,687	11,671	14,447	25,654	24,327	139,041
Commercial acquisition and development	12,100	15,052	38,942	5,943	27,052	11,994	23,211	1,912	136,206
Residential acquisition and development	27,079	14,475	60,159	8,322	26,026	14,722	37,991	5,864	194,638

Total CAD loans	$91,974	$67,271	$185,174	$26,834	$79,615	$104,400	$135,489	$32,852	$723,609

NON-PERFORMING LOANS AND LEASES:
Commercial and industrial	$1,443	$961	$1,010	$20	$182	$161	$918	$1,940	$6,635
Real estate
Consumer mortgages	973	1,925	10,603	918	2,278	3,777	5,693	8,005	34,172
Home equity	697	74	919	127	441	650	376	3	3,287
Agricultural	79	3,245	127	353	461	—	254	3	4,522
Commercial and industrial-owner occupied	1,011	4,526	7,841	558	3,495	3,950	924	755	23,060
Construction, acquisition and development	6,696	1,257	5,600	2,923	11,928	1,725	1,503	1,058	32,690
Commercial real estate	7,121	5,642	3,511	9,049	4,493	314	2,979	1,693	34,802
Credit cards	—	—	—	—	—	—	—	2,032	2,032
All other	234	221	1,640	13	36	362	603	25	3,134

Total loans	$18,254	$17,851	$31,251	$13,961	$23,314	$10,939	$13,250	$15,514	$144,334

NON-PERFORMING LOANS AND LEASES AS A PERCENTAGE OF OUTSTANDING:
Commercial and industrial	1.76%	0.57%	0.36%	0.07%	0.81%	0.20%	0.35%	0.33%	0.44%
Real estate
Consumer mortgages	0.81%	0.76%	1.52%	1.49%	2.33%	2.41%	1.17%	13.34%	1.77%
Home equity	1.08%	0.19%	0.56%	0.59%	0.65%	0.94%	0.61%	0.13%	0.67%
Agricultural	0.92%	4.36%	0.23%	9.01%	3.03%	0.00%	0.42%	0.06%	1.93%
Commercial and industrial-owner occupied	0.61%	2.60%	1.66%	0.92%	3.64%	4.56%	0.33%	0.83%	1.62%
Construction, acquisition and development	7.28%	1.87%	3.02%	10.89%	14.98%	1.65%	1.11%	3.22%	4.52%
Commercial real estate	2.69%	1.86%	1.27%	4.63%	4.44%	0.32%	0.73%	1.14%	1.94%
Credit cards	—	—	—	—	—	—	—	1.93%	1.93%
All other	0.67%	0.37%	1.06%	0.49%	0.07%	0.88%	0.68%	0.02%	0.55%

Total loans	2.19%	1.56%	1.37%	3.47%	4.41%	1.69%	0.75%	1.34%	1.65%

*	Excludes the Greater Memphis Area.

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BXS Announces Third Quarter Results

October 21, 2013

BancorpSouth, Inc.

Selected Additional Information

(Dollars in thousands)

(Unaudited)

	September 30, 2013
	Alabama and Florida Panhandle	Arkansas*	Mississippi*	Missouri	Greater Memphis Area	Tennessee*	Texas and Louisiana	Other	Total
OTHER REAL ESTATE OWNED:
Commercial and industrial	$251	$—	$—	$—	$—	$—	$—	$—	$251
Real estate
Consumer mortgages	1,886	634	1,876	—	543	186	60	108	5,293
Home equity	442	58	—	—	—	175	—	—	675
Agricultural	907	—	216	—	1,153	1,835	—	—	4,111
Commercial and industrial-owner occupied	246	112	1,118	—	348	—	105	—	1,929
Construction, acquisition and development	15,820	741	11,749	400	24,941	7,680	57	242	61,630
Commercial real estate	352	316	569	—	980	150	140	—	2,507
All other	—	58	132	98	28	14	94	33	457

Total loans	$19,904	$1,919	$15,660	$498	$27,993	$10,040	$456	$383	$76,853

	Quarter Ended
	Sep-13	Jun-13	Mar-13	Dec-12	Sep-12
OTHER REAL ESTATE OWNED:
Balance, beginning of period	$88,438	$96,314	$103,248	$128,211	$143,615
Additions to foreclosed properties
New foreclosed property	9,536	9,639	2,222	8,451	6,268
Reductions in foreclosed properties
Sales	(19,333)	(15,641)	(7,811)	(27,892)	(15,392)
Writedowns	(1,788)	(1,874)	(1,345)	(5,522)	(6,280)

Balance, end of period	$76,853	$88,438	$96,314	$103,248	$128,211

FORECLOSED PROPERTY EXPENSE
Loss (gain) on sale of other real estate owned	$352	$166	$(200)	$4,203	$765
Writedown of other real estate owned	1,788	1,874	1,345	5,522	6,280
Other foreclosed property expense	1,158	1,205	1,209	2,266	1,749

Total foreclosed property expense	$3,298	$3,245	$2,354	$11,991	$8,794

*	Excludes the Greater Memphis Area.

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BXS Announces Third Quarter Results

October 21, 2013

BancorpSouth, Inc.

Noninterest Revenue and Expense

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Sep-13	Jun-13	Mar-13	Dec-12	Sep-12
NONINTEREST REVENUE:
Mortgage lending	$5,134	$17,892	$12,346	$17,188	$13,549
Credit card, debit card and merchant fees	8,834	8,324	7,523	8,125	8,270
Deposit service charges	13,679	12,824	12,832	13,875	14,189
Trust income	3,332	3,192	3,210	3,391	3,101
Securities gains, net	(5)	3	19	152	39
Insurance commissions	23,800	25,862	26,641	20,502	23,519
Annuity fees	719	543	483	418	548
Brokerage commissions and fees	2,005	2,068	2,093	1,715	1,782
Bank-owned life insurance	1,954	2,008	1,887	1,899	1,750
Other miscellaneous income	3,062	3,393	4,284	3,636	3,673

Total noninterest revenue	$62,514	$76,109	$71,318	$70,901	$70,420

NONINTEREST EXPENSE:
Salaries and employee benefits	$73,532	$78,284	$79,414	$77,203	$74,829
Occupancy, net of rental income	10,360	10,577	10,237	10,643	10,944
Equipment	4,555	4,585	4,948	5,309	5,083
Deposit insurance assessments	3,325	2,939	2,804	3,103	3,998
Voluntary early retirement expense	—	10,850	—	—	—
Amortization of bond issue cost	2,907	38	38	38	38
Advertising	1,210	1,169	743	2,045	1,081
Foreclosed property expense	3,298	3,245	2,354	11,991	8,794
Telecommunications	2,227	2,184	2,099	2,168	2,118
Public relations	1,105	1,175	1,005	1,304	1,309
Data processing	2,772	2,783	2,468	2,714	2,312
Computer software	2,190	2,146	1,963	2,031	1,856
Amortization of intangibles	686	722	743	857	860
Legal	4,626	3,896	9,366	3,133	3,004
Postage and shipping	1,027	1,074	1,135	1,117	1,060
Other miscellaneous expense	15,577	16,584	16,054	19,563	16,502

Total noninterest expense	$129,397	$142,251	$135,371	$143,219	$133,788

INSURANCE COMMISSIONS:
Property and casualty commissions	$18,372	$18,762	$16,878	$14,968	$17,704
Life and health commissions	4,061	5,093	4,688	4,376	4,651
Risk management income	628	573	650	581	698
Other	739	1,434	4,425	577	466

Total insurance commissions	$23,800	$25,862	$26,641	$20,502	$23,519

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BXS Announces Third Quarter Results

October 21, 2013

BancorpSouth, Inc.

Selected Additional Information

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Sep-13	Jun-13	Mar-13	Dec-12	Sep-12
MORTGAGE SERVICING RIGHTS:
Fair value, beginning of period	$49,001	$41,478	$37,882	$34,562	$34,167
Additions to mortgage servicing rights:
Originations of servicing assets	3,826	4,012	4,268	5,146	5,784
Changes in fair value:
Due to payoffs/paydowns	(1,560)	(1,739)	(1,705)	(2,005)	(2,181)
Due to change in valuation inputs or assumptions used in the valuation model	(240)	5,252	1,037	183	(3,206)
Other changes in fair value	(2)	(2)	(4)	(4)	(2)

Fair value, end of period	$51,025	$49,001	$41,478	$37,882	$34,562

MORTGAGE LENDING REVENUE:
Origination	$2,862	$10,471	$9,187	$15,131	$15,326
Servicing	4,072	3,908	3,827	3,879	3,610
MSR payoffs/paydowns	(1,560)	(1,739)	(1,705)	(2,005)	(2,181)
MSR valuation adjustment	(240)	5,252	1,037	183	(3,206)

Total mortgage lending revenue	$5,134	$17,892	$12,346	$17,188	$13,549

Mortgage loans serviced	$5,543,619	$5,393,580	$5,236,852	$5,058,912	$4,841,075
MSR/mtg loans serviced	0.92%	0.91%	0.79%	0.75%	0.71%

AVAILABLE-FOR-SALE SECURITIES, at fair value
U.S. Government agencies	$1,519,459	$1,581,570	$1,517,725	$1,401,996	$1,472,747
Government agency issued residential mortgage-back securities	268,367	292,586	334,550	366,875	338,230
Government agency issued commercial mortgage-back securities	229,412	227,381	196,459	91,445	90,306
Obligations of states and political subdivisions	528,889	535,337	550,475	565,873	574,559
Other	8,029	8,065	7,967	7,843	7,764

Total available-for-sale securities	$2,554,156	$2,644,939	$2,607,176	$2,434,032	$2,483,606

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BXS Announces Third Quarter Results

October 21, 2013

BancorpSouth, Inc.

Reconciliation of Non-GAAP Measures

(Dollars in thousands, except per share amounts)

(Unaudited)

Certain financial information included in this press release are determined by methods other than in accordance with GAAP. Management believes such measures are relevant to understanding the capital position and performance of the Company. The non-GAAP financial measures presented in this press release are tangible shareholders’ equity to tangible assets, return on tangible equity, pre-tax pre-provision return on average assets, and tangible book value per share. Additionally, disclosure of these non-GAAP financial measures provides a meaningful base for comparability to other financial institutions. Non-GAAP financial measures are not formally defined by GAAP, and other entities may use calculation methods different than those used by the Company.

Reconciliation of Pre-tax, Pre-provision Earnings:

	Quarter ended
	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Net income	$24,857	$20,755	$20,805	$16,980	$23,825
Plus: Provision for credit losses	500	3,000	4,000	6,000	6,000
Income tax expense	8,001	8,316	9,220	5,563	10,186

Pre-tax, pre-provision earnings	$33,358	$32,071	$34,025	$28,543	$40,011

Reconciliation of Tangible Assets and Tangible Shareholders’ Equity to

Total Assets and Total Shareholders’ Equity:

	Quarter ended
	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Tangible assets
Total assets	$12,916,153	$13,217,705	$13,393,135	$13,397,198	$13,235,737
Less: Goodwill	275,173	275,173	275,173	275,173	275,173
Other identifiable intangible assets	15,179	15,865	16,586	17,329	17,932

Total tangible assets	$12,625,801	$12,926,667	$13,101,376	$13,104,696	$12,942,632

Tangible shareholders’ equity
Total shareholders’ equity	$1,480,611	$1,459,793	$1,465,180	$1,449,052	$1,446,703
Less: Goodwill	275,173	275,173	275,173	275,173	275,173
Other identifiable intangible assets	15,179	15,865	16,586	17,329	17,932

Total tangible shareholders’ equity	$1,190,259	$1,168,755	$1,173,421	$1,156,550	$1,153,598

Total average assets	$12,928,505	$13,146,040	$13,249,374	$13,143,193	$13,019,016
Total common shares outstanding	95,211,602	95,190,797	95,174,441	94,549,867	94,440,710

Tangible shareholders’ equity to tangible assets*	9.43%	9.04%	8.96%	8.83%	8.91%
Return on tangible equity**	8.29%	7.12%	7.19%	5.84%	8.22%
Pre-tax pre-provision return on average assets***	1.02%	0.98%	1.04%	0.86%	1.22%
Tangible book value per share****	$12.50	$12.28	$12.33	$12.23	$12.22

*	Tangible shareholders’ equity to tangible assets is defined by the Company as total shareholders’ equity less goodwill and other identifiable intangible assets, divided by the difference of total assets less goodwill and other identifiable intangible assets.
**	Return on tangible equity is defined by the Company as annualized net income divided by tangible shareholders’ equity.
***	Pre-tax pre-provision return on average assets is defined by the Company as annualized pre-tax pre-provision earnings divided by total average assets.
****	Tangible book value per share is defined by the Company as tangible shareholders’ equity divided by total common shares outstanding.

-END-